SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated September 4, 2009
to Prospectus Dated May 1, 2009

The Prospectus is updated by deleting the portion of the Fees and Expenses of the Series table regarding Series Z (Alpha Opportunity Series) on page 49 and the Expense Example regarding Series Z (Alpha Opportunity Series) on page 50 and replacing it with the following in order to reflect an expense limitation/fee waiver agreement that is in place:

SERIES Z (ALPHA OPPORTUNITY)
Advisory fee	1.25%
Other expenses	0.67%
Total annual operating expenses	1.92%
Fee reduction[2]	(0.22)%
Net expenses	1.70%
  The Investment Manager has contractually agreed through April 30, 2010 to reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of Series O and Series Z to the indicated annual percentages of average daily net assets: 0.85% of Series O and 1.70% of Series Z. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

Expense Example

	1 Year	3 Years	5 Years	10 Years
Series Z (Alpha Opportunity)	$173	$559	$995	$2,207

Please Retain This Supplement for Future Reference